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                                                                    EXHIBIT 10.2

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of February 20, 2004 (this "Amendment"), is by and among VERITAS DGC INC., a Delaware corporation ("Company"), VERITAS ENERGY SERVICES INC., an Alberta corporation ("VES"), and VERITAS ENERGY SERVICES PARTNERSHIP, an Alberta general partnership ("VESP"; collectively, VES and VESP are referred to herein as "Canadian Borrowers"), VERITAS DGC LIMITED, a company incorporated under the laws of England and Wales ("UK Borrower"; collectively, Company, Canadian Borrowers and UK Borrower are referred to herein as "Borrowers" and individually as a "Borrower"), certain financial institutions party to the Credit Agreement referred to below (the "Lenders"), DEUTSCHE BANK AG, NEW YORK BRANCH, in its capacity as administrative agent ("Administrative Agent"), and DEUTSCHE BANK AG, CANADA BRANCH, in its capacity as Canadian administrative agent ("Canadian Administrative Agent"; Administrative Agent and Canadian Administrative Agent are collectively referred to herein as "Agents").

                                   BACKGROUND

         A. Borrowers, the Lenders, and Agents are parties to that certain Credit Agreement dated as of February 14, 2003 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement").

         B. Borrowers have requested Agents and the Lenders to amend the Credit Agreement in certain respects as set forth herein, and Agents and the Lenders are agreeable to the same, subject to the terms and conditions set forth herein.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement.

         SECTION 2. AMENDMENTS TO CREDIT AGREEMENT.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in their proper alphabetical sequence:

                           "Convertible Note Offering" means the offering and
                  sale by the Company of the Convertible Notes on or prior to May 31, 2004.

                           "Convertible Notes" means the Company's unsecured
                  convertible notes issued and sold in the Convertible Note Offering (i) in an aggregate principal amount up to $155 million, (ii) with a stated maturity no earlier than one (1) year after the latest maturity date for the Facilities, (iii) having market terms substantially similar to those for comparable issuances, (iv) on terms and conditions not more restrictive to the Company and its Subsidiaries than those set forth in this Agreement and (v) otherwise on terms and conditions and in form and substance satisfactory to Administrative Agent.

                  (b) Section 3.2(e) of the Credit Agreement is hereby amended by deleting the reference to "Sections 4.4(c), (e) or (f)" and inserting a reference to "Sections 4.4(c), (e), (f) or (h)" in lieu thereof.

                  (c) Section 4.4 of the Credit Agreement is hereby amended by inserting the following subsection (h) thereto at the end of such
         Section:

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                  "(h)     MANDATORY PREPAYMENT WITH PROCEEDS OF CONVERTIBLE
         NOTE OFFERING. No later than the first Business Day after receipt thereof by the Company or any Subsidiary, an amount equal to 100% of the Net Offering Proceeds of the Convertible Note Offering shall be applied as a mandatory prepayment of principal of the Loans pursuant to the terms of Section 4.5(a); provided that, notwithstanding the foregoing, within 30 days of the closing of the Convertible Note Offering the Company may apply up to the lesser of $20,000,000 or 20% of the Net Offering Proceeds of the Convertible Note Offering toward a repurchase of the Company's Capital Stock as permitted under Section 8.5(c)."

         (d) Section 4.5(a) of the Credit Agreement is hereby amended and restated in its entirety as follows (emphasis added in this Amendment for convenient reference of inserted text only):

                  "(a)     PREPAYMENTS. Except as expressly provided in this
         Agreement, all prepayments of principal made by any Borrower pursuant to Section 4.4(c) through (f) shall be applied (i) first, to the payment of the unpaid principal amount of the Term Loans constituting First Priority Debt on a pro rata basis until paid in full (ii) second, to the pro rata payment of the then outstanding balance of the UK Revolving Loans, the Domestic Revolving Loans and Canadian Revolving Loans (with corresponding permanent reductions to such Commitments) until paid in full and the cash collateralization of LC Obligations,
         (iii) third, to the payment of the unpaid principal amount of the Term C Loans until paid in full, (iv) within each of the foregoing Loans, first to the payment of Base Rate Loans and second to the payment of Eurocurrency Loans; and (v) with respect to Eurocurrency Loans, in such order as such Borrower shall request (and in the absence of such request, as Administrative Agent shall determine). All prepayments of principal made by Borrowers pursuant to Section 4.4(h) shall be applied
         (i) first, to the payment of the unpaid principal amount of the Term C Loans until paid in full, (ii) second, to the payment of the unpaid principal amount of the Terms A Loans and Term B Loans on a pro rata basis, (iii) within each of the foregoing Loans, first to the payment of Base Rate Loans and second to the payment of Eurocurrency Loans and
         (iv) with respect to Eurocurrency Loans, in such order as such Borrower shall request (and in the absence of such request, as Administrative Agent shall determine). Each prepayment of Term Loans constituting First Priority Debt made pursuant to Section 4.4 shall be allocated to such Term Loans based on the aggregate principal amount of the Scheduled Term Repayments based upon their applicable Term Pro Rata Share and pro rata to each Scheduled Term Repayment. Each prepayment of the Term C Loans shall be applied to reduce the principal amount thereof. If any prepayment of Eurocurrency Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, such Borrowing shall immediately be converted into Base Rate Loans. All prepayments shall include payment of accrued interest on the principal amount so prepaid, shall be applied to the payment of interest before application to principal and shall include amounts payable, if any, under Section 3.5."

         (e) Section 8.2 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (k), changing the existing subsection (l) to subsection (m) and adding the following new subsection (l) thereto:

                  "(l)     Indebtedness pursuant to the Convertible Notes; and"

         (f) Section 8.5(c) of the Credit Agreement is hereby amended by inserting the following text at the end of such Section:

                  ", which amount shall increase, dollar for dollar but in no event by more than $10,000,000, on the first anniversary of the initial sale of Convertible Notes, to the extent that the Net Offering Proceeds of such sale are used to repurchase the Company's Capital Stock prior to such date"

         SECTION 3. FEES. Borrowers agree jointly and severally to pay all reasonable costs and expenses of Administrative Agent in connection with the negotiation, preparation, printing, typing, reproduction, execution and

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delivery of this Amendment and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn LLP, special counsel to Administrative Agent, as well as the reasonable fees and out-of-pocket expenses of any local counsel retained by Administrative Agent relative hereto, other Attorney Costs, independent public accountants and other outside experts retained by Administrative Agent in connection with the administration of this Amendment.

         SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT. This Amendment shall become effective upon the date (the "Third Amendment Effective Date") each of the following conditions have been satisfied:

                  (a) Third Amendment. Borrowers, Agents, the Majority Lenders of the Term A Facility, the Majority Lenders of the Term B Facility and the Required Lenders shall have executed and delivered this Amendment.

                  (b) Convertible Note Offering. The Convertible Notes shall have been offered and sold by the Company in the Convertible Note Offering.

                  (c) No Defaults. No Event of Default or Unmatured Event of Default under the Credit Agreement (as amended hereby) shall have occurred and be continuing.

                  (d) Representations and Warranties. The representations and warranties of each Borrower contained in this Amendment, the Credit Agreement (as amended hereby) and the other Loan Documents shall be true and correct in all material respects as of the Third Amendment Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

                  (e)      Payment of Fees. Borrowers shall have paid in full
(i) to Administrative Agent the fees set forth in Section 3 hereof and (ii) to the Administrative Agent for the account of each Lender executing and delivering its signature page to this Amendment on or prior to 1:00 p.m. (New York City time) on Friday, February 20, 2004, a fee equal to 0.10% of the aggregate amount of such Lender's Commitments.

                  (f) Reaffirmation of Guaranty. Each Guarantor shall have executed and delivered a Reaffirmation of Guaranty in the form attached as Exhibit A hereto.

                  (g) Other. Receipt by Agents or any Lender of such other documents, instruments and certificates as Agents or such Lender shall have reasonably requested.

         SECTION 5. REPRESENTATIONS AND WARRANTIES.

                  (a) Each Borrower represents and warrants (i) that it has full corporate (or equivalent) power and authority to enter into this Amendment and perform its obligations hereunder in accordance with the provisions hereof,
(ii) that this Amendment has been duly authorized, executed and delivered by such Borrower and (iii) that this Amendment constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or law).

                  (b) Each Borrower represents and warrants that the following statements are true and correct, in each case after giving effect to this Amendment:

                           (i) The representations and warranties contained in the Credit Agreement and each of the other Loan Documents are and shall each be true and correct in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

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                           (ii)     No Event of Default or Unmatured Event of
                  Default shall have occurred and be continuing.

                           (iii)    Neither the execution, delivery and
                  performance by such Borrower of this Amendment, nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions described herein (A) will contravene any provision of any Requirement of Law applicable to such Borrower, (B) will violate or result in any breach of or constitute a tortious interference with any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Borrower pursuant to the terms of any material Contractual Obligation to which such Borrower is a party or by which it or any of its property or assets is bound or to which it may be subject, (C) will violate any provision of any Organizational Document of such Borrower or (D) require any approval of stockholders or any approval or consent of any Person (other than a Governmental Authority).

                           (iv) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (A) the execution, delivery and performance of this Amendment or (B) the legality, validity, binding effect or enforceability of this Amendment.

         SECTION 6. REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.

                  (a) On and after the Third Amendment Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents (the "Ancillary Documents") delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement, the Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or Administrative Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

         SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

         SECTION 9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         SECTION 10. REAFFIRMATION. Company hereby unconditionally consents to the terms of this Amendment and fully ratifies and affirms its Guaranty set forth in Article XIV of the Credit Agreement, taking into account this Amendment.

                            [signature pages follow]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

                                    VERITAS DGC INC.

                                    By: ________________________________________
                                        David B. Robson
                                        Chairman & Chief Executive Officer

                                    VERITAS DGC LIMITED

                                    By: ________________________________________
                                        Nicholas A.C. Bright
                                        Managing Director

                                    VERITAS ENERGY SERVICES INC.

                                    By: ________________________________________
                                        David B. Robson
                                        President

                                    VERITAS ENERGY SERVICES PARTNERSHIP,
                                    by its partners,

                                    VERITAS ENERGY SERVICES INC.

                                    By: ________________________________________
                                        David B. Robson
                                        President

                                    TIME SEISMIC EXCHANGE LTD.

                                    By: ________________________________________
                                        Richard E. Earle
                                        President

             Signature Page -- Third Amendment to Credit Agreement
                                VERITAS DGC INC.

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                                    DEUTSCHE BANK AG, NEW YORK BRANCH,
                                    in its individual capacity and as
                                    Administrative Agent

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    DEUTSCHE BANK AG, CANADA BRANCH,
                                    as Canadian Administrative Agent

                                    By: ________________________________________
                                        Name:

                                        Title:

                                    By: ________________________________________
                                        Name:
                                        Title:

             Signature Page -- Third Amendment to Credit Agreement
                                VERITAS DGC INC.

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                                    HSBC BANK CANADA

                                    By: ________________________________________
                                        Name:
                                        Title:

             Signature Page -- Third Amendment to Credit Agreement
                                VERITAS DGC INC.

                                    WELLS FARGO BANK, N.A.

                                    By: ________________________________________
                                        Name:
                                        Title:

             Signature Page -- Third Amendment to Credit Agreement
                                VERITAS DGC INC.

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                                    BANK ONE, NA, with its main offices in
                                    Chicago, Illinois

                                    By: ________________________________________
                                        Name:
                                        Title:

             Signature Page -- Third Amendment to Credit Agreement
                                VERITAS DGC INC.

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                                    NATEXIS BANQUES POPULAIRES

                                    By: ________________________________________
                                        Name:
                                        Title:

             Signature Page -- Third Amendment to Credit Agreement
                                VERITAS DGC INC.

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                                    ABELCO FINANCE LLC

                                    By: ________________________________________
                                        Name:
                                        Title:

             Signature Page -- Third Amendment to Credit Agreement
                                VERITAS DGC INC.

                                    ____________________________________________
                                              [Name of Institution]

                                    By: ________________________________________
                                        Name:
                                        Title:

             Signature Page -- Third Amendment to Credit Agreement
                                VERITAS DGC INC.

                                    EXHIBIT A

                            REAFFIRMATION OF GUARANTY

             Signature Page -- Third Amendment to Credit Agreement
                                VERITAS DGC INC.

                            REAFFIRMATION OF GUARANTY

         Each of the undersigned acknowledges receipt of the Credit Agreement dated as of February 14, 2003, as amended by the Third Amendment to Credit Agreement dated as of February 20, 2004 (as so amended, the "Credit Agreement"), by and among Veritas DGC Inc., a Delaware corporation, Veritas Energy Services Inc., an Alberta corporation, Veritas Energy Services Partnership, an Alberta general partnership, Veritas DGC Limited, a company incorporated under the laws of England and Wales, certain financial institutions party thereto, Deutsche Bank AG, New York Branch, in its capacity as administrative agent, and Deutsche Bank AG, Canada Branch, in its capacity as Canadian administrative agent and each of the undersigned consents to the Credit Agreement (as so amended) and each of the amendments, referenced therein, and hereby reaffirms its obligations under its respective Guaranty (as such term is defined in the Credit Agreement) executed by the undersigned.

Dated as of February 20, 2004

HAMPSON-RUSSELL LIMITED PARTNERSHIP,
by its general partner Hampson-Russell GP Inc.

By: __________________________________________
    Brian Russell
    Vice President

VERITAS ENERGY SERVICES PARTNERSHIP,
by its partners,

         VERITAS ENERGY SERVICES INC.

         By: __________________________________
             David B. Robson
             President

         TIME SEISMIC EXCHANGE LTD.

         By: __________________________________
             Richard E. Earle
             President

VERITAS ENERGY SERVICES INC.

By: ___________________________________________
    David B. Robson
    President

             Signature Page -- Third Amendment to Credit Agreement
                                VERITAS DGC INC.

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TIME SEISMIC EXCHANGE LTD.

By: ___________________________________________
    Richard E. Earle
    President

VERITAS DGC LIMITED

By: ___________________________________________
    Nicholas A.C. Bright
    Managing Director

VERITAS GEOPHYSICAL CORPORATION

By: ___________________________________________
    Timothy L. Wells
    President

EUROSEIS, INC.

By: ___________________________________________
    Timothy L. Wells
    President

VERITAS DGC LAND INC.

By: ___________________________________________
    Craig P. Rothwell
    President

VIKING MARITIME INC.

By: ___________________________________________
    Timothy L. Wells
    President

             Signature Page -- Third Amendment to Credit Agreement
                                VERITAS DGC INC.

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RC SURVIVOR CORP.

By: ___________________________________________
    Larry L. Worden
    Vice President

VERITAS DGC ASIA PACIFIC LTD.

By: ___________________________________________
    Timothy L. Wells
    President

             Signature Page -- Third Amendment to Credit Agreement
                                VERITAS DGC INC.